UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 2002

                           Three Rivers Bancorp, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                  0-29083                  5-1843375
  --------------------------         -----------            --------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)

               2681 Mosside Boulevard, Monroeville, PA 15146-3315
        -----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (412) 666-8048


                               Page 1 of 4 pages.
                             Index begins on page 4

         Item 5.  Other Events.

         On May 7, 2002 Three Rivers Bancorp, Inc. ("Three Rivers Bancorp") entered into an Agreement and Plan of Merger ("Agreement") with Sky Financial Group, Inc. ("Sky Financial"), an Ohio bank holding company. Pursuant to the Agreement, Three Rivers Bancorp will merge with and into Sky Financial, and Three Rivers Bank and Trust Company, a wholly-owned subsidiary of Three Rivers Bancorp, will subsequently merge with and into Sky Bank, Sky Financial's commercial banking affiliate. A copy of the Agreement is filed herewith as
Exhibit 2.1 and a copy of the press release making such announcement is filed herewith as Exhibit 99.1

         Item 7. Financial Statements and Exhibits

         (c).   Exhibits

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

2.1             Agreement and Plan of Merger dated May 7, 2002, by   and between
                Three Rivers Bancorp, Inc. and Sky Financial Group, Inc.

99.1            Press Release dated May 7, 2002



                               Page 2 of 4 pages.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THREE RIVERS BANCORP, INC.


                                            /s/ ANTHONY M.V. ERAMO
                                            ------------------------------------
                                            By:   Anthony M.V. Eramo
                                            Its:  Senior Vice President
                                                     and Chief Financial Officer

         Date:  May 8, 2002


                               Page 3 of 4 pages.

                           THREE RIVERS BANCORP, INC.

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

2.1             Agreement and Plan of Merger dated May 7, 2002, by and   between
                Three Rivers Bancorp, Inc. and Sky Financial Group, Inc.

99.1            Press Release dated May 7, 2002



                               Page 4 of 4 pages.